EXHIBIT 15


                   SECOND AMENDMENT AND FORBEARANCE AGREEMENT


     This Second Amendment and Forbearance Agreement (the "Second Amendment") is entered into as of August 14, 2002 by and between Chapeau, Inc., a Utah corporation d/b/a Blue Point Energy Products, Inc. (the "Company") and the undersigned individual or entity whose name appears on the signature page hereto ("Holder"). The Company and Holder may be referred to herein by the term "party" or "parties" in this Second Amendment where and whenever necessary,

                                    RECITALS

     WHEREAS, the Company has executed a convertible promissory note in favor of Holder in the aggregate original principal amount set forth on the signature page attached hereto (the "Note"); and

     WHEREAS, the Company and Holder entered into that certain Amendment and Forbearance Agreement (the "First Amendment"), pursuant to which the Company agreed to issue additional shares of Common Stock to Holder in consideration for extending the maturity date of the Note to the date set forth in such First Amendment;

     WHEREAS, the Company is in default under the Note due to the Company's failure to pay the outstanding obligations under the Note on or prior to such maturity date; and

     WHEREAS, pursuant to Section 14 of the Note, the parties wish to amend the Note to provide for a maturity date of February 2, 2003 in consideration for the agreements contained below;

     NOW THEREFORE, for good and valuable consideration and intending to be legally bound, the parties hereby agree as follows:

                                    AGREEMENT

     1. Definitions. Capitalized terms used herein, unless otherwise defined in this Second Amendment shall have the meanings set forth in the Note, as amended by the First Amendment. References to the "Note" in this Second Amendment, shall mean the Note, as amended by the First Amendment.

     2.   Amendment of Definitions in the Note .

     (a)   Definition  of Maturity Date.  The definition of "Maturity  Date"  in
Section 1 of the Note is hereby amended in its entirety to read as follows:

     "Maturity Date" means February 2, 2003."

     (b) Definition of Basic Rate. The definition of "Basic Rate" in Section 1 of the Note is hereby amended in its entirety to read as follows:


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     "Basic Rate" means a per annum fixed interest rate of ten percent (10.0%).

     3. Amendment of Section 2 of the Note. Section 2 of the Note is hereby amended in its entirety to read as follows:

     "Subject to the provisions of this Note hereinafter set forth, the entire Principal Balance shall bear interest from the date of the First Amendment at the Basic Rate of ten percent (10%) per annum, calculated for the actual number of days elapsed, on the basis of a 360-day year. The Principal Balance and all accrued interest thereon shall be due and payable on the Maturity Date. If any payment hereunder would otherwise be due on a day that is not a business day, it shall instead be due on the next succeeding business day, and such extension of time shall be taken into account in all calculations of interest due hereunder. If the Company does not pay any amount due hereunder within a ten (10) day period after the Maturity Date, such failure to pay shall constitute an "Event of Default" under this Note."

     4. Fee. In addition to any success fee set forth in the Note or the First Amendment, Holder shall receive that number of fully paid and nonassessable shares of Common Stock of the Company as calculated in this
Section 4. The number of shares of Common Stock to which Holder shall be entitled shall equal the Principal Balance under the Note as of the date of this Second Amendment divided by $1.00 per share. By way of example, if the Principal Balance is $300,000, Holder will receive 300,000 shares [($300,000 divided by $1.00/share) = 300,000 shares].

     5. Forbearance and Waiver. In consideration of the covenants and agreements set forth herein, Holder hereby knowingly and voluntarily (i) waives any Event of Default under the Note existing as of the date of this Second Amendment, (ii) waives any damages to which (s)he (it) would otherwise be entitled under the terms of the Note and the other documents executed in connection therewith and (iii) agrees to refrain and forbear in the exercise of its rights and remedies with respect to any failure of the Company to make any payments under the Note prior to the Maturity Date.

     6. Warranty of Entire Interest. Each party hereto warrants that no other person or entity has any interest in the claims referred to herein, except as may otherwise be stated, and that (s)he (it) (they) has (have) not sold, assigned, transferred, conveyed, or otherwise disposed of any of the claims, demands, obligations, or causes of action to which this Second Amendment refers.

     7. Arms-Length Negotiation. This Second Amendment is the product of informed negotiations between parties of equal bargaining power, and involves compromises of the patties' previously stated legal positions or rights. This Second Amendment forms the basis for significant legal rights and obligations of the parties executing it. Each party executing this Second Amendment acknowledges by such execution that (s)he (it) has read this Second Amendment, been afforded the opportunity to seek legal counsel, and has either obtained separate legal representation or waived her (his) (its) right to do so.

     8. References to the Note. On and after the effective date of this Second Amendment, each reference in the Note or the other documents executed in connection therewith (including, without limitation the Security Agreement and


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the  Subscription Agreement) to "the Note," "this Note," or words of like import referring to the Note, shall refer to the Note as amended by the First Amendment and this Second Amendment. The Note, as amended, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

     9.   Miscellaneous.

          (a) Additional Documents. All parties agree to cooperate fully and execute any and all supplementary documents and to take all additional actions which may be necessary or appropriate to give full force and effect to this Second Amendment.

          (b) Construction of this Second Amendment. Each party, having reviewed and discussed this Second Amendment thoroughly, agrees that any question of construction shall not be resolved by any rule of interpretation providing for interpretation against the drafting party, and that any ambiguity shall not be assumed by a court of competent jurisdiction to be construed for or against any specific party to this Second Amendment.

          (c) No Waiver. No waiver of any provision of this Second Amendment, or of any rights or obligations of any parry to it, shall be effective, except pursuant to a written instrument signed by the party or parties waiving compliance. Any such waiver shall be effective only in the specific instance and for the specific purpose so stated in such a writing.

          (d) Governing Law. The laws of the State of Nevada shall govern the interpretation and application of this Second Amendment, without reference to such State's principles of conflicts of law.

          (e) Integration. The Note, the First Amendment and this Second Amendment constitute the entire agreement of the parties with respect to the subject matter hereof, and supersede all prior discussions, agreements and understandings, whether written or oral, between the parties with respect hereto.

          (f) Amendment; Severability. This Second Amendment may only be modified, amended, or otherwise altered by a written instrument mutually signed by all parties. If any provision or clause of this Second Amendment is held unenforceable by a court of competent jurisdiction, such a finding shall not impair the validity or enforceability of this Second Amendment's remaining provisions.

          (g) Authority. All parties warrant and represent that they are authorized to enter into this Second Amendment on their own behalf and on behalf of their respective directors, officers, employees, agents, current or former subsidiaries, divisions, affiliates, predecessors-in-interest, successors in-interest, assigns, and all persons or entities acting through or under any of them, and that they have the legal authority to bind such persons and entities to this Second Amendment's terms. The parties also represent and warrant that the person whose signature is affixed to this document on behalf of each respective party is authorized to sign this Second Amendment on behalf of the respective party and has the legal authority to so bind that party.


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          (h)   Counterparts.  This Second Amendment may be executed in  several counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of the signature page to this Second amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Second Amendment.

          (i) Attorney Fees. Each party hereto shall bear its own attorneys' fees and costs incurred in connection with this Second Amendment.


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     IN  WITNESS WHEREOF, the parties have executed this Second Amendment as  of the date and year first above written.

                                   "COMPANY"

                                   CHAPEAU, INC.



                                   By:  _____________________________
                                           Guy A. Archbold,
                                           Chief Executive Officer

                                   Address:

                                   Chapeau, Inc.
                                   9525 Windrose Lane
                                   Granite Bay, California 95746.
                                   Attention: Guy A. Archbold,
                                             Chief Executive Officer

                                   "HOLDER"


                                   ________________________________
                                   Signature

                                   ________________________________
                                   Print Name (and title, if applicable)

                                   Address:
                                   _____________________________
                                   _____________________________
                                   _____________________________


                                   Principal Amount of Note:

                                   $_____________________


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